                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                            BRANDPARTNERS GROUP, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-16530                13-3236325
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)

                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    (Address of principal executive offices)

                                 (212) 446-0200

              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Form 10-QSB") with the Securities and Exchange Commission. In connection with the filing of the Form 10-QSB, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C.Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BrandPartners Group, Inc. (the "Company") hereby certifies that:

         (i) the accompanying Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Jeffrey S. Silverman
     Dated: August 14, 2002                          ------------------------
                                                     Jeffrey S. Silverman
                                                     Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C.Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BrandPartners Group, Inc. (the "Company") hereby certifies that:

         (i) the accompanying Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Edward T. Stolarski
Dated: August 14, 2002                               -----------------------
                                                     Edward T. Stolarski
                                                     Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002              BRANDPARTNERS GROUP, INC.
                                    (Registrant)


                                    By:   /s/ Jeffrey S. Silverman
                                          ------------------------
                                    Name:  Jeffrey S. Silverman
                                    Its:  Chairman and Chief Executive Officer